Shipbuilding Contracts	9 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Shipbuilding Contracts
Shipbuilding Contracts
In April 2013, four special purpose subsidiary companies of the Company entered into agreements with STX Offshore & Shipbuilding Co., Ltd (or STX) of South Korea to construct four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (or LR2) product tanker newbuildings. At the same time, the Company entered an Option Agreement with STX allowing the Company to order up to an additional 12 vessels. The payment of the Company’s first shipyard installment was contingent on the Company receiving acceptable refund guarantees for the shipyard installment payments. At around the same time, however, STX commenced a voluntary financial restructuring with its lenders, and as a result, STX's ability to obtain the necessary refund guarantees in respect of the four firm shipbuilding contracts was severely affected. In October and November 2013, the Company exercised its rights under the Option Agreement to order eight additional newbuildings. The further required shipbuilding contracts were not entered into by STX within the timeframe specified in the Option Agreement. By December 2013, the Company had determined that there was no prospect of the refund guarantees being provided under any of the firm shipbuilding contracts, and by February 2014 determined there was no prospect of the same in respect of the further contracts to be entered pursuant to the Option Agreement or of that agreement being otherwise performed by STX. In December 2013, the subsidiaries of the Company gave STX notice that they were treating STX as having repudiated the four firm shipbuilding contracts. In February 2014, the Company gave STX notice that it was treating STX as having repudiated the Option Agreement. In February and March 2014, the Company and its subsidiaries commenced legal proceedings against STX for damages. This involved arbitration proceedings in London in respect of the four firm shipbuilding contracts and English High Court proceedings in respect of the Option Agreement. In November 2014, the Company, on behalf of the subsidiaries, placed $0.6 million in an escrow account as cash security in respect of STX's legal costs relating to the arbitration proceedings. These funds were classified as cash and cash equivalents in the Company’s consolidated balance sheet as of December 31, 2015.

On February 15, 2016, the Company’s subsidiaries had successfully obtained an English Court Order requiring STX to pay a total of $32.4 million in respect of the four firm shipbuilding contracts. As a result, the Company’s subsidiaries have exercised their rights under English law to seek the assistance of the English court in the enforcement of the arbitration awards. The Company and its subsidiaries are also pursuing other routes to enforce the awards against STX. Additionally, the $0.6 million cash deposit was refunded to the Company in March 2016.

The trial in the English High Court in respect of the Option Agreement commenced on April 11, 2016. STX has filed for bankruptcy protection and as of September 30, 2016, all Korean enforcement actions are stayed. STX has also instructed its London lawyers to have that protection recognized in England and Wales. While the Company is awaiting the decision of the High Court on the Option Agreement, the Company will not be in a position to take any further action on enforcement and recognition in the UK or Korea while the bankruptcy protection remains in place. No amounts have been recorded as receivable in respect of these awards due to uncertainty of their collection.